[LOGO]  INVESTING                                     [Picture of Calculator]
        FOR THE
        21ST
        CENTURY



  Annual Report December 31, 1999

[Picture of Flag]

                                  EATON VANCE
                                   UTILITIES
                                      FUND



                     Global Management-Global Distribution


                                      [Picture of Stock Market]

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

JAMES B. HAWKES
PRESIDENT

For the year ended December 31, 1999, Eaton Vance Utilities Fund had a total return of 40.75% for Class A shares.(1) This return resulted from an increase in net asset value (NAV) to $11.65 per share on December 31, 1999 from $10.15 per share on December 31, 1998, and the reinvestment of $0.162 in income dividends and $2.261 per share in capital gains distributions.

For Class B, the total return was 39.71% based on an increase in NAV from $11.61 to $13.68 and the reinvestment of $0.082 in income dividends and $2.261 per share in capital gains distributions.(1)

For Class C, the total return was 39.67% based on an increase in NAV from $12.27 to $14.58 and the reinvestment of $0.096 in income dividends and $2.261 per share in capital gains distributions.(1)

By comparison, the average total return for mutual funds in the Lipper Utility Funds Classification(2) was 15.82% for the period.

A robust economy and tame inflation provided the backdrop for U.S. equity markets in 1999...

The U.S. economy continued to expand strongly in the past year, with gross domestic product rising at a 5.8% annual pace in the fourth quarter. With unemployment at a 30-year low, consumer confidence remained high, providing a boost to retail activity. Interestingly, the robust economy and ebullient consumer attitudes have not resulted in higher inflation. The Federal Reserve raised its benchmark Federal Funds rate three times during the year in a preemptive strike. However, continuing global competition, increased productivity, and the enhanced use of technology have generally helped keep inflation pressures in check.

U.S. equity markets, undeterred over recent months by interest rate activity, continued to break new ground, with all major indices reaching record highs. It is notable, however, that the majority of the markets' returns were from a very narrow group of stocks in the high-flying and volatile technology sector.

In the utilities universe, telecommunications stocks were the clear winners, buoyed by merger activity and indirect Internet business. However, the electric companies, historically interest rate-sensitive, were vulnerable to the Fed actions. In the pages that follow, Portfolio Manager Judy Saryan provides background information on the utility industries and discusses the performance of Eaton Vance Utilities Fund in 1999.


                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             February 9, 2000

PERFORMANCE(3)                    CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                           40.75%     39.71%      39.67%
Five Years                         22.53      21.51       20.89
Ten Years                          13.35       N.A.        N.A.
Life of Fund+                      15.55      14.55       14.18


SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                           32.65%     34.71%      38.67%
Five Years                         21.08      21.33       20.89
Ten Years                          12.68       N.A.        N.A.
Life of Fund+                      15.18      14.55       14.18

+Inception Dates -- Class A: 12/18/81; Class B: 11/1/93; Class C:11/1/93


TEN LARGEST EQUITY HOLDINGS(4)
--------------------------------------------------------------------------------
SBC Communications, Inc.                               9.3%
Omnipoint Corp.                                        8.1
Energis PLC                                            6.8
Sprint Corp.                                           6.4
GTE Corp.                                              4.3
Bell Atlantic Corp.                                    2.9
DQE, Inc.                                              2.7
El Paso Energy Capital Trust                           2.6
Pinnacle West Capital Corp.                            2.1
Illinova Corp.                                         1.9


(1)These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in a Lipper Classification. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4) Ten largest equity holdings accounted for 47.1% of the Portfolio's net assets. Holdings are subject to change.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER
    OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

AN INTERVIEW WITH JUDITH A. SARYAN,
PORTFOLIO MANAGER OF UTILITIES FUND

[PHOTO]

JUDITH A. SARYAN
PORTFOLIO MANAGER

Q: Judy, can you give us an overview of the Portfolio under your management in 1999?

A: The Portfolio is made up of telecommunications, electric utilities, natural gas distribution companies, pipelines, and a smattering of related companies, such as telecom equipment. The emphasis continued to be on telecommunications stocks. We added to the natural gas stocks during 1999 to take advantage of consolidation opportunities, and we reduced our exposure to REITs.

   Going forward, we plan to maintain a similar strategy. We will continue to emphasize telecommunications; we will buy those electrics that benefit from consolidation in the industry and those that are pursuing strategies that create shareholder value.We always look for opportunities to benefit from the restructuring and deregulation of the electric, telecom, and natural gas industries.

Q: You mentioned that the telecommunications sector was the focus of the Portfolio this year. Would you elaborate?

A: The telecom area is tremendously important to the Portfolio. The sector did well in 1999, which is why the Portfolio's performance was excellent relative to the overall utilities sector. Within that group, we maintained core holdings in the regional "Bells" and independent telephone companies.
   I characterize these companies as conservative telecom plays. In addition to the Bells, we focused a portion of the Portfolio on faster-growing, "new entrant" telecommunications companies.

Q: The top five holdings in the Portfolio are telecom stocks. Tell us more about them.

A: The top five holdings represent our investment themes in telecom. The local exchange companies, which include the regional Bells and independents, are benefitting from the strong growth in wireless and data services and the stocks sell at reasonable valuations.

   Included in our top positions are SBC Communications, a regional Bell that is our largest holding, and GTE, an independent phone company that Bell Atlantic is in the process of acquiring. Energis is a U.K. company that fits into the new-entrant category. It continued to be a large holding, although we did reduce the size of the position after strong price appreciation. I like the outlook for this company very much, especially the prospects for its expansion from the U.K. into Continental Europe. We expect that Sprint, our third-largest holding at year-end, will provide a very attractive return upon completion of its merger into WorldCom. A major beneficiary of the growth in the wireless industry is Omnipoint, a top-five holding, which is slated to become part of VoiceStream soon.


LARGEST EQUITY INDUSTRIES
--------------------------------------------------------------------------------
AS A PERCENTAGE OF TOTAL EQUITIES

[CHART]

Telephone Utilities            53.6%
Electric Utilities             17.2%
Telecommunications Services     8.1%
Gas Utilities                   5.5%
Computer Software               3.9%

+Industry allocation is subject to change due to active management.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------


Q: What about the electric utility industry? How did this area perform?

A: Electric utilities stocks, by themselves, were down sharply for the year, but we think that there are many positive catalysts that could help improve the group's performance in 2000. Some of these factors include improving fundamentals, consolidation in the industry, and restructuring. Some companies are selling off assets to raise cash to invest in areas that have attractive growth opportunities and create shareholder value. On the other hand, income opportunities in utilities have declined, so the income component is less of a contributor to total return. That said, the income level should remain fairly stable over the next year.

   One of the Portfolio's top 10 holdings is an electric utility company called DQE, which is creating shareholder value by selling off its generating plant and buying up water companies, as well as buying back its own shares. In addition, DQE has invested some seed capital and become involved in new, Internet-related businesses.

Q: What is your outlook for the electric utility and telecommunications industries in 2000?

A: Overall, I'm bullish on the outlook for the electric and telecommunications sectors in 2000. We expect the trends of deregulation and consolidation to continue on a global basis in these industries, which will be positive for stock prices. A countervailing force could be the impact of higher interest rates. Historically, the electrics perform poorly in a period of rising interest rates, which was the case last year. Interest rates are expected to increase again this year, and to some extent the electric utilities have already discounted a small increase. If rates continue a sharp ascent, then the electric utility shares would be hurt.

   We believe the positive trends in telecommunications should remain: growth in wireless, growth in data, internationalization of the industry, and consolidation. We have increased our exposure to telecommunications companies outside the U.S., even as we reduced our exposure to Energis, because we see some of the best opportunities for growth in these areas. We remain sensitive to valuation in the telecom group, but continue to believe it will perform well in the immediate future.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

                                    [GRAPH]

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE UTILITIES FUND CLASS A VS. THE
STANDARD & POOR'S 500 AND STANDARD & POOR'S UTILITIES INDEX*
DECEMBER 31, 1989 - DECEMBER 31, 1999
--------------------------------------------------------------------------------

          DATE      FUND/NAV       FUND/MOP       S&P 500      S&P UTILITIES
--------------------------------------------------------------------------------
      12/31/89        $10,000         $9,422       $10,000           $10,000
       1/31/90         $9,376         $8,834        $9,329            $9,148
       2/28/90         $9,366         $8,825        $9,449            $9,005
       3/31/90         $9,427         $8,882        $9,699            $9,254
       4/30/90         $9,101         $8,574        $9,458            $8,852
       5/31/90         $9,488         $8,940       $10,378            $9,410
       6/30/90         $9,366         $8,824       $10,308            $9,302
       7/31/90         $9,469         $8,922       $10,275            $9,226
       8/31/90         $8,973         $8,454        $9,347            $8,450
       9/30/90         $9,181         $8,650        $8,893            $8,883
      10/31/90         $9,811         $9,244        $8,855            $9,417
      11/30/90         $9,948         $9,373        $9,427            $9,552
      12/31/90        $10,015         $9,436        $9,689            $9,740
       1/31/91         $9,827         $9,259       $10,110            $9,399
       2/28/91        $10,181         $9,592       $10,832            $9,680
       3/31/91        $10,438         $9,834       $11,094            $9,817
       4/30/91        $10,404         $9,803       $11,121            $9,745
       5/31/91        $10,203         $9,613       $11,599            $9,570
       6/30/91        $10,102         $9,518       $11,068            $9,542
       7/31/91        $10,522         $9,914       $11,583            $9,786
       8/31/91        $10,852        $10,224       $11,857            $9,990
       9/30/91        $11,346        $10,690       $11,658           $10,300
      10/31/91        $11,496        $10,831       $11,815           $10,455
      11/30/91        $11,669        $10,994       $11,340           $10,302
      12/31/91        $12,380        $11,664       $12,635           $11,167
       1/31/92        $11,783        $11,102       $12,399           $10,517
       2/28/92        $11,656        $10,982       $12,560           $10,178
       3/31/92        $11,477        $10,814       $12,316           $10,127
       4/30/92        $11,799        $11,117       $12,677           $10,727
       5/31/92        $12,083        $11,384       $12,739           $10,660
       6/30/92        $12,096        $11,397       $12,550           $10,915
       7/31/92        $12,867        $12,123       $13,062           $11,723
       8/31/92        $12,775        $12,037       $12,795           $11,583
       9/30/92        $12,843        $12,100       $12,946           $11,774
      10/31/92        $12,737        $12,000       $12,990           $11,610
      11/30/92        $12,830        $12,088       $13,431           $11,540
      12/31/92        $13,196        $12,433       $13,596           $12,067
       1/31/93        $13,563        $12,779       $13,709           $12,203
       2/28/93        $14,437        $13,602       $13,896           $13,028
       3/31/93        $14,580        $13,737       $14,189           $13,364
       4/30/93        $14,523        $13,683       $13,846           $13,028
       5/31/93        $14,423        $13,589       $14,216           $12,965
       6/30/93        $14,841        $13,983       $14,257           $13,675
       7/31/93        $15,202        $14,323       $14,200           $13,928
       8/31/93        $15,679        $14,772       $14,737           $14,545
       9/30/93        $15,591        $14,689       $14,624           $14,630
      10/31/93        $15,284        $14,400       $14,927           $14,542
      11/30/93        $14,277        $13,451       $14,784           $13,748
      12/31/93        $14,449        $13,613       $14,963           $13,799
       1/31/94        $14,220        $13,398       $15,471           $13,841
       2/28/94        $13,640        $12,852       $15,052           $12,998
       3/31/94        $13,344        $12,572       $14,397           $12,666
       4/30/94        $13,574        $12,790       $14,581           $12,917
       5/31/94        $13,018        $12,265       $14,820           $12,510
       6/30/94        $12,649        $11,918       $14,457           $12,664
       7/31/94        $12,833        $12,091       $14,931           $13,029
       8/31/94        $12,740        $12,003       $15,542           $12,931
       9/30/94        $12,513        $11,790       $15,162           $12,726
      10/31/94        $12,528        $11,803       $15,503           $12,774
      11/30/94        $12,511        $11,787       $14,939           $12,525
      12/31/94        $12,674        $11,941       $15,160           $12,713
       1/31/95        $13,039        $12,285       $15,553           $13,640
       2/28/95        $12,937        $12,189       $16,158           $13,557
       3/31/95        $12,919        $12,172       $16,634           $13,591
       4/30/95        $13,119        $12,361       $17,124           $14,023
       5/31/95        $13,760        $12,964       $17,807           $14,402
       6/30/95        $13,843        $13,043       $18,220           $14,598
       7/31/95        $14,199        $13,378       $18,824           $14,905
       8/31/95        $14,385        $13,554       $18,871           $15,141
       9/30/95        $15,069        $14,198       $19,667           $16,226
      10/31/95        $15,222        $14,342       $19,597           $16,545
      11/30/95        $15,462        $14,568       $20,456           $16,704
      12/31/95        $16,164        $15,230       $20,850           $18,031
       1/31/96        $16,553        $15,596       $21,559           $18,196
       2/28/96        $16,443        $15,493       $21,759           $17,408
       3/31/96        $16,371        $15,425       $21,969           $17,179
       4/30/96        $16,245        $15,306       $22,293           $17,299
       5/31/96        $16,672        $15,708       $22,867           $17,186
       6/30/96        $16,958        $15,977       $22,954           $18,039
       7/31/96        $16,142        $15,208       $21,940           $16,828
       8/31/96        $16,699        $15,734       $22,404           $17,108
       9/30/96        $16,822        $15,850       $23,663           $17,481
      10/31/96        $17,075        $16,087       $24,316           $18,236
      11/30/96        $17,308        $16,307       $26,152           $18,541
      12/31/96        $17,295        $16,295       $25,634           $18,590
       1/31/97        $17,607        $16,589       $27,235           $18,637
       2/28/97        $17,702        $16,678       $27,448           $18,381
       3/31/97        $17,195        $16,200       $26,323           $17,969
       4/30/97        $16,888        $15,912       $27,893           $17,621
       5/31/97        $17,749        $16,723       $29,590           $18,287
       6/30/97        $18,250        $17,195       $30,915           $19,017
       7/31/97        $18,902        $17,809       $33,373           $19,373
       8/31/97        $18,613        $17,537       $31,505           $18,937
       9/30/97        $19,764        $18,621       $33,229           $19,925
      10/31/97        $19,018        $17,919       $32,121           $20,036
      11/30/97        $19,591        $18,459       $33,606           $21,369
      12/31/97        $20,093        $18,931       $34,183           $23,146
       1/31/98        $20,677        $19,481       $34,561           $22,147
       2/28/98        $21,413        $20,175       $37,052           $22,815
       3/31/98        $22,843        $21,522       $38,948           $24,435
       4/30/98        $22,621        $21,313       $39,340           $23,877
       5/31/98        $22,811        $21,492       $38,664           $23,671
       6/30/98        $23,122        $21,785       $40,234           $24,724
       7/31/98        $22,776        $21,459       $39,806           $23,419
       8/31/98        $20,702        $19,505       $34,057           $23,709
       9/30/98        $21,746        $20,489       $36,239           $25,853
      10/31/98        $21,718        $20,463       $39,184           $25,341
      11/30/98        $23,047        $21,715       $41,558           $25,595
      12/31/98        $24,873        $23,435       $43,951           $26,523
       1/31/99        $26,612        $25,074       $45,788           $25,242
       2/28/99        $25,580        $24,101       $44,366           $24,237
       3/31/99        $26,329        $24,807       $46,140           $24,046
       4/30/99        $27,298        $25,720       $47,927           $26,085
       5/31/99        $27,171        $25,600       $46,797           $27,588
       6/30/99        $28,142        $26,515       $49,392           $26,840
       7/31/99        $29,113        $27,429       $47,851           $26,449
       8/31/99        $27,485        $25,896       $47,614           $26,672
       9/30/99        $28,333        $26,695       $46,310           $25,561
      10/31/99        $31,653        $29,823       $49,240           $25,874
      11/30/99        $32,517        $30,637       $50,241           $23,789
      12/31/99        $35,010        $32,986       $53,198           $24,186

PERFORMANCE**+                   CLASS A     CLASS B     CLASS C
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                          40.75%      39.71%      39.67%
Five Years                        22.53       21.51       20.89
Ten Years                         13.35        N.A.        N.A.
Life of Fund+                     15.55       14.55       14.18


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          32.65%      34.71%      38.67%
Five Years                        21.08       21.33       20.89
Ten Years                         12.68        N.A.        N.A.
Life of Fund+                     15.18       14.55       14.18

+Inception Dates -- Class A: 12/18/81; Class B: 11/1/93; Class C:11/1/93



* Source: TowersData, Bethesda, MD.
  The chart compares the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance, and the S&P Utilities Index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indexes. An investment in the Fund's Class B shares on 11/1/93 would have been worth $23,124 on December 31, 1999. An investment in the Fund's Class C shares on 11/1/93 would have been worth $22,658 on December 31, 1999. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.
  It is not possible to invest directly in an Index.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investment in Utilities Portfolio, at
   value
   (identified cost, $393,281,916)        $579,090,334
Receivable for Fund shares sold                322,646
------------------------------------------------------
TOTAL ASSETS                              $579,412,980
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    527,171
Payable to affiliate for service fees           15,835
Payable to affiliate for Trustee's fees          1,131
Accrued expenses                               390,263
------------------------------------------------------
TOTAL LIABILITIES                         $    934,400
------------------------------------------------------
NET ASSETS                                $578,478,580
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $307,211,610
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                32,754,387
Accumulated undistributed net investment
   income                                   52,704,165
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                        185,808,418
------------------------------------------------------
TOTAL                                     $578,478,580
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $509,845,102
SHARES OUTSTANDING                          43,748,320
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      11.65
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $11.65)      $      12.36
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 62,284,672
SHARES OUTSTANDING                           4,553,989
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      13.68
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  6,348,806
SHARES OUTSTANDING                             435,434
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      14.58
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $44,938)             $ 10,759,911
Interest allocated from Portfolio            1,189,780
Miscellaneous income allocated from
   Portfolio                                    52,643
Expenses allocated from Portfolio           (3,598,984)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  8,403,350
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      5,323
Distribution and service fees
   Class A                                   1,012,405
   Class B                                     495,990
   Class C                                      44,733
Transfer and dividend disbursing agent
   fees                                        465,881
Printing and postage                            54,220
Registration fees                               40,787
Custodian fee                                   28,222
Legal and accounting services                   27,473
Amortization of organization expenses            7,906
Miscellaneous                                   26,162
------------------------------------------------------
TOTAL EXPENSES                            $  2,209,102
------------------------------------------------------

NET INVESTMENT INCOME                     $  6,194,248
------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $125,097,008
   Foreign currency transactions               (17,452)
------------------------------------------------------
NET REALIZED GAIN                         $125,079,556
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 43,688,316
   Foreign currency                             (5,793)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 43,682,523
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $168,762,079
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $174,956,327
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       6,194,248  $      11,445,332
   Net realized gain                            125,079,556          5,496,806
   Net change in unrealized appreciation
      (depreciation)                             43,682,523         75,228,988
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     174,956,327  $      92,171,126
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (6,244,986) $      (9,905,578)
      Class B                                      (299,749)          (845,623)
      Class C                                       (30,087)           (61,649)
   In excess of net investment income
      Class B                                       (22,519)                --
      Class C                                        (1,552)                --
   From net realized gain
      Class A                                   (85,788,426)        (1,582,078)
      Class B                                    (8,971,252)          (157,576)
      Class C                                      (783,772)           (12,962)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (102,142,343) $     (12,565,466)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       7,215,976  $       4,777,604
      Class B                                     9,756,289          3,716,353
      Class C                                     2,447,477            610,654
   Issued in reorganization of
      EV Classic and Marathon Total
      Return Funds
      Class B                                            --         42,228,739
      Class C                                            --          3,724,892
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    73,428,828          8,677,027
      Class B                                     7,735,663            805,844
      Class C                                       668,605             62,598
   Cost of shares redeemed
      Class A                                   (43,507,543)       (45,654,104)
      Class B                                    (9,661,613)        (8,794,964)
      Class C                                    (1,290,706)        (1,346,110)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      46,792,976  $       8,808,533
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     119,606,960  $      88,414,193
------------------------------------------------------------------------------

                                          YEAR ENDED         YEAR ENDED
NET ASSETS                                DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
At beginning of year                      $     458,871,620  $     370,457,427
------------------------------------------------------------------------------
AT END OF YEAR                            $     578,478,580  $     458,871,620
------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $      52,704,165  $      52,951,704
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   CLASS A
                                    ---------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------
                                     1999(1)        1998(1)         1997           1996           1995
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 10.150       $  8.450       $  8.770       $  9.130       $  7.630
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income               $  0.150       $  0.251       $  0.409       $  0.626       $  0.523
Net realized and unrealized
   gain (loss)                         3.773          1.721          0.887         (0.014)(2)      1.520
---------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $  3.923       $  1.972       $  1.296       $  0.612       $  2.043
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net investment income          $ (0.162)      $ (0.235)      $ (0.331)      $ (0.522)      $ (0.364)
In excess of net investment
   income                                 --             --             --             --         (0.039)
From net realized gain                (2.261)        (0.037)        (1.243)        (0.450)        (0.078)
In excess of net realized gain            --             --         (0.042)            --         (0.062)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $ (2.423)      $ (0.272)      $ (1.616)      $ (0.972)      $ (0.543)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 11.650       $ 10.150       $  8.450       $  8.770       $  9.130
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        40.75%         23.78%         16.18%          7.00%         27.52%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $509,845       $409,178       $370,457       $401,974       $457,879
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)                1.08%          1.11%          1.12%          1.20%          1.16%
   Interest expense(4)                    --(5)        0.16%          0.01%          0.03%          0.03%
   Net investment income                1.33%          2.75%          4.06%          5.59%          4.49%
Portfolio Turnover of the
   Portfolio                              93%            78%           169%           166%           103%
---------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Less than 0.01%.
      Certain prior year ratios have been restated to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                           CLASS B
                                   -----------------------
                                   YEAR ENDED DECEMBER 31,
                                   -----------------------
                                    1999(1)       1998(1)
----------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.610       $ 9.670
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income               $ 0.076       $ 0.209
Net realized and unrealized
   gain                               4.337         1.970
----------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 4.413       $ 2.179
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income          $(0.076)      $(0.202)
In excess of net investment
   income                            (0.006)           --
From net realized gain               (2.261)       (0.037)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(2.343)      $(0.239)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $13.680       $11.610
----------------------------------------------------------

TOTAL RETURN(2)                       39.71%        22.89%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $62,285       $45,958
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.82%         1.85%
   Interest expenses(3)                  --(4)       0.16%
   Net investment income               0.59%         2.01%
Portfolio Turnover of the
   Portfolio                             93%           78%
----------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Less than 0.01%.
      Certain prior year ratios have been restated to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                           CLASS C
                                   -----------------------
                                   YEAR ENDED DECEMBER 31,
                                   -----------------------
                                    1999(1)       1998(1)
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 12.270      $ 10.190
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income              $  0.078      $  0.220
Net realized and unrealized
   gain                               4.589         2.082
----------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  4.667      $  2.302
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $ (0.091)     $ (0.185)
In excess of net investment
   income                            (0.005)           --
From net realized gain               (2.261)       (0.037)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (2.357)     $ (0.222)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 14.580      $ 12.270
----------------------------------------------------------

TOTAL RETURN(2)                       39.67%        22.88%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $  6,349      $  3,736
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.85%         1.89%
   Interest expenses(3)                  --(4)       0.16%
   Net investment income               0.57%         1.99%
Portfolio Turnover of the
   Portfolio                             93%           78%
----------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Less than 0.01%.
      Certain prior year ratios have been restated to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Utilities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investment directly.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $82,031,415 as a long-term capital gain distribution for its taxable year ended December 31, 1999.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, were amortized on a straight-line basis over five years and are fully amortized at December 31, 1999.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                   1999         1998
    ------------------------------------------------------------------
    Sales                                         637,060      513,278
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                6,712,318      961,346
    Redemptions                                (3,894,436)  (5,003,117)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                     3,454,942   (3,528,493)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                   1999         1998
    ------------------------------------------------------------------
    Sales                                         736,414      354,812
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  603,765       78,426
    Redemptions                                  (744,478)    (839,996)
    Issued to EV Marathon Total Return
     Fund shareholders                                 --    4,365,046
    ------------------------------------------------------------------
    NET INCREASE                                  595,701    3,958,288
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                   1999         1998
    ------------------------------------------------------------------
    Sales                                         176,541       54,891
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   49,012        5,721
    Redemptions                                   (94,581)    (121,642)
    Issued to EV Classic Total Return Fund
     shareholders                                      --      365,492
    ------------------------------------------------------------------
    NET INCREASE                                  130,972      304,462
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $20,744 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1999.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $383,010 and $33,550 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 1999, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 1999, the amount of Uncovered Distribution Charges EVD calculated under the Plan were approximately $338,000 and $935,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   after October 12, 1999. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1999 amounted to $1,012,405, $112,980, and $11,183 for Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $46,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investments in the Portfolio for the year ended December 31, 1999, aggregated $20,219,337 and $77,910,493, respectively.

8 Transfer of Net Assets
-------------------------------------------
   On January 1, 1998, the Fund, formerly known as the EV Traditional Total Return Fund, acquired the net assets of EV Marathon Total Return Fund and EV Classic Total Return Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Fund, at the closing, issued 4,365,046 Class B shares and 365,492 Class C shares of the Fund having an aggregate value of $42,228,739 and $3,724,892, respectively. As a result, the Fund issued one Class B share for each share of EV Marathon Total Return Fund and one Class C share for each share of EV Classic Total Return Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Total Return Fund's and EV Classic Total Return Fund's net assets at the date of the transaction were $42,228,739 and $3,724,892, respectively, including $6,799,057 and $627,601 of unrealized appreciation. Directly after the merger, the combined net assets of the Fund were $416,411,058 with a net asset value of $8.45, $9.67, and $10.19 for Class A, Class B and Class C shares, respectively.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE UTILITIES FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund (the "Fund") at December 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2000

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 86.4%

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Broadcasting and Cable -- 1.2%
-----------------------------------------------------------------------
Ovation, Inc.(1)(2)                             285,787    $  2,857,870
Young Broadcasting, Inc., Class A(2)             80,000       4,080,000
-----------------------------------------------------------------------
                                                           $  6,937,870
-----------------------------------------------------------------------
Communications Equipment -- 2.3%
-----------------------------------------------------------------------
Alcatel ADR                                      75,000    $  3,375,000
LM Ericsson Telephone Co., ADR                   85,000       5,583,437
Nokia Corp. ADR                                  10,000       1,900,000
TranSwitch Corp.(2)                              35,000       2,539,687
-----------------------------------------------------------------------
                                                           $ 13,398,124
-----------------------------------------------------------------------
Computer Software -- 3.7%
-----------------------------------------------------------------------
BCE, Inc.                                       105,000    $  9,469,687
Netcom Systems, AB(3)                           100,000       6,999,860
SilverStream Software, Inc.(2)                   20,000       2,380,000
SonicWALL, Inc.(2)                               20,000         805,000
Wind River Systems, Inc.(2)                      50,000       1,831,250
-----------------------------------------------------------------------
                                                           $ 21,485,797
-----------------------------------------------------------------------
Electric Utilities -- 16.3%
-----------------------------------------------------------------------
Calpine Corp.(2)                                 70,500    $  4,512,000
Cleco Corp.                                     300,000       9,618,750
DPL, Inc.                                       600,000      10,387,500
DQE, Inc.                                       450,000      15,581,250
Edison International                             50,000       1,309,375
Illinova Corp.                                  315,000      10,946,250
Kansas City Power and Light Co.                 115,000       2,537,187
LG & E Energy Corp.                             120,000       2,092,500
National Grid Group plc(3)                      800,000       6,072,880
Niagra Mohawk Holdings, Inc.(2)                 120,000       1,672,500
Nisource, Inc.                                  600,000      10,725,000
Pinnacle West Capital Corp.                     400,000      12,225,000
PowerGen plc(3)                                  57,530         412,611
ScottishPower plc ADR                           140,500       3,934,000
Sierra Pacific Resources                        144,000       2,493,000
-----------------------------------------------------------------------
                                                           $ 94,519,803
-----------------------------------------------------------------------
Gas Utilities -- 5.2%
-----------------------------------------------------------------------
Columbia Energy Group                            75,000    $  4,743,750
El Paso Energy Corp.                             75,000       2,910,938
MCN Energy Group, Inc.                          100,000       2,375,000
Mitchell Energy & Development Corp.,
Class B                                          67,400       1,453,313
                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------

Gas Utilities (continued)
-----------------------------------------------------------------------
National Fuel Gas Co.                           100,000    $  4,650,000
NICOR, Inc.                                     155,000       5,037,500
Peoples Energy Corp.                            110,000       3,685,000
San Juan Basin Royalty Trust                    500,000       5,187,500
-----------------------------------------------------------------------
                                                           $ 30,043,001
-----------------------------------------------------------------------
Machinery and Engineering -- 1.3%
-----------------------------------------------------------------------
Mannesmann AG(3)                                 30,000    $  7,276,704
-----------------------------------------------------------------------
                                                           $  7,276,704
-----------------------------------------------------------------------
REITS -- 0.5%
-----------------------------------------------------------------------
Annaly Mortgage, Inc. 144A(2)(4)                350,000    $  3,062,500
-----------------------------------------------------------------------
                                                           $  3,062,500
-----------------------------------------------------------------------
Telecommunications Services -- 7.7%
-----------------------------------------------------------------------
Adelphia Business Solutions, Inc.(2)            115,000    $  5,520,000
BEA Systems, Inc.(2)                             30,000       2,098,125
Broadwing, Inc.                                 100,000       3,687,500
Digex, Inc.(2)                                   65,000       4,468,750
Equant NV(2)                                     40,000       4,480,000
GRIC Communications, Inc.(2)                     15,000         380,625
Infonet Services Corp. ADR(2)                    80,000       2,100,000
ITC DeltaCom, Inc.(2)                            50,000       1,381,250
Jazztel plc ADR(2)                                5,000         325,625
NBC Internet, Inc.(2)                            10,000         772,500
PSINet, Inc.(2)                                  25,000       1,543,750
Sonera Corp. ADR(2)                              85,000       5,886,250
Thus plc(3)                                     350,000       2,205,595
Verio, Inc.(2)                                   25,000       1,154,688
Versatel Telecom International NV ADR(2)        250,000       8,734,375
-----------------------------------------------------------------------
                                                           $ 44,739,033
-----------------------------------------------------------------------
Telephone Utilities -- 44.9%
-----------------------------------------------------------------------
Airgate PCS, Inc.(2)                             20,000    $  1,055,000
Alltel Corp.                                    110,000       9,095,625
Bell Atlantic Corp.                             275,000      16,929,688
BellSouth Corp.                                  85,000       3,979,063
Call-Net Enterprises Inc.-B                     160,000         535,008
CenturyTel, Inc.                                 80,000       3,790,000
Clearnet Communications, Inc.(2)                 40,000       1,375,000
Energis(2)(3)                                   816,259      39,124,926
Esat Telecom Group plc ADR(2)                    40,000       3,660,000
GTE Corp.                                       350,000      24,696,875
Helsingin Puhelin Oyj(3)                         73,850       6,121,449
MCI Worldcom, Inc.(2)                            52,500       2,785,781

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------

Telephone Utilities (continued)
-----------------------------------------------------------------------
Microcell Telecommunications, Inc.(2)           120,000    $  3,945,000
Nippon Telegraph and Telephone Corp.             70,000       6,028,750
Omnipoint Corp.(2)                               95,000      11,459,375
Portugal Telecom SA(3)                          100,000       1,091,510
Primus Telecommunications Group, Inc.(2)        105,000       4,016,250
RSL Communications, Ltd.(2)                      92,500       1,584,063
SBC Communications, Inc.                      1,107,960      54,013,050
Sprint Corp.                                    550,000      37,021,875
Tele Danmark(3)                                  15,350       1,135,071
Telecom Italia SpA(3)                           900,000      10,003,950
US West, Inc.                                   140,000      10,080,000
Vodafone AirTouch plc ADR                        50,000       2,475,000
Western Wireless Corp., Class A(2)               45,000       3,003,750
Z-Tel Technologies, Inc.(2)                      15,625         630,859
-----------------------------------------------------------------------
                                                           $259,636,918
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 3.3%
-----------------------------------------------------------------------
Constellation Energy Group                       90,000    $  2,610,000
MDU Resources Group, Inc.                       100,000       2,000,000
Montana Power Co.                               100,000       3,606,250
NSTAR                                            75,000       3,037,500
PG&E Corp.                                       50,000       1,025,000
SCANA Corp.                                     260,000       6,987,500
-----------------------------------------------------------------------
                                                           $ 19,266,250
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $347,633,607)                          $500,366,000
-----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 8.8%

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Gas Utilities -- 2.6%
-----------------------------------------------------------------------
El Paso Energy Capital Trust                    300,000    $ 15,112,500
-----------------------------------------------------------------------
                                                           $ 15,112,500
-----------------------------------------------------------------------
Telephone Utilities -- 6.2%
-----------------------------------------------------------------------
Omnipoint Corp.(4)                              180,000    $ 35,550,000
-----------------------------------------------------------------------
                                                           $ 35,550,000
-----------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $23,725,147)                           $ 50,662,500
-----------------------------------------------------------------------

WARRANTS -- 0.0%

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
REITS -- 0.0%
-----------------------------------------------------------------------
Walden Residential(2)                           340,000    $      1,700
-----------------------------------------------------------------------
                                                           $      1,700
-----------------------------------------------------------------------
Total Warrants
   (identified cost $0)                                    $      1,700
-----------------------------------------------------------------------

CONVERTIBLE BONDS -- 3.3%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Bell Atlantic Financial, 4.25%,
9/15/05(4)                                 $      5,500    $  6,765,000
NTL, Inc., 7.00%, 12/15/08(4)                     3,500       9,152,500
Ovation, Inc. (PIK), 9.75%, 2/23/01(1)            3,117       3,116,808
-----------------------------------------------------------------------
Total Convertible Bonds
   (identified cost, $12,893,058)                          $ 19,034,308
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 1.6%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
SBC Communications, Inc., 4.70%, 1/3/00    $      9,476    $  9,473,526
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $9,473,526)                         $  9,473,526
-----------------------------------------------------------------------
Total Investments -- 100.1%
   (identified cost $393,725,338)                          $579,538,034
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.1)%                   $   (447,665)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $579,090,369
-----------------------------------------------------------------------

 ADR - American Depositary Receipt

 (PIK) - Payment in kind.

 (1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (2)  Non-income producing security.
 (3)  Foreign security.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $393,725,338)                          $579,538,034
Cash                                             4,672
Receivable for investments sold              1,127,766
Dividends and interest receivable            1,250,660
Miscellaneous receivable                        15,211
Tax reclaim receivable                           7,099
------------------------------------------------------
TOTAL ASSETS                              $581,943,442
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $  2,813,238
Payable to affiliate for Trustee's fees          6,362
Accrued expenses                                33,473
------------------------------------------------------
TOTAL LIABILITIES                         $  2,853,073
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $579,090,369
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $393,281,944
Net unrealized appreciation (computed on
   the basis of identified cost)           185,808,425
------------------------------------------------------
TOTAL                                     $579,090,369
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $44,938)                               $ 10,759,912
Interest                                     1,189,780
Miscellaneous                                   52,643
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 12,002,335
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  3,236,300
Trustees' fees and expenses                     29,845
Custodian fee                                  254,760
Legal and accounting services                   47,629
Interest expense                                26,348
Miscellaneous                                    4,102
------------------------------------------------------
TOTAL EXPENSES                            $  3,598,984
------------------------------------------------------

NET INVESTMENT INCOME                     $  8,403,351
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $125,097,015
   Foreign currency transactions               (17,451)
------------------------------------------------------
NET REALIZED GAIN                         $125,079,564
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 43,688,318
   Foreign currency                             (5,793)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 43,682,525
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $168,762,089
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $177,165,440
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       8,403,351  $      13,457,660
   Net realized gain                            125,079,564          5,496,806
   Net change in unrealized appreciation
      (depreciation)                             43,682,525         75,228,993
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     177,165,440  $      94,183,459
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      20,219,337  $      17,840,966
   Withdrawals                                  (77,910,493)       (65,817,239)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     (57,691,156) $     (47,976,273)
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     119,474,284  $      46,207,186
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     459,616,085  $     413,408,899
------------------------------------------------------------------------------
AT END OF YEAR                            $     579,090,369  $     459,616,085
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                  YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------
                                    1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------
Operating expenses                  0.72%       0.72%       0.74%       0.82%         0.81%
Interest expense                      --(1)     0.16%       0.01%       0.03(1)       0.03(1)
Net investment income               1.68%       3.13%       4.42%       5.94%         4.83%
Portfolio Turnover                    93%         78%        169%        166%          103%
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $579,090    $459,616    $413,409    $455,067    $521,670
------------------------------------------------------------------------------------------

 Certain prior year ratios have been restated to conform to the current year presentation.
 (1)  Less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Utilities Portfolio (the Portfolio), is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. Under normal circumstances the Portfolio invests at least 65% of its total assets in common stocks of utilities companies. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Option Accounting Principles -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk for an unfavorable change in the price of the securities underlying the written option.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy.

 G Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 1999, $3,021 credit balances were used to reduce the Portfolio's custodian fee.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. In addition, the Trustees voted to accept a waiver of BMR's compensation so that advisory fees paid will not exceed 0.65% on an annual basis on assets up to $500 million and at reduced rates thereafter. For the year ended December 31, 1999, the fee was equivalent to 0.65% of the Portfolio's average daily net assets for such period and amounted to $3,236,300. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1999, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $444,761,865 and
   $481,690,394, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 394,393,450
    -------------------------------------------------------
    Gross unrealized appreciation             $ 190,151,085
    Gross unrealized depreciation                (5,006,501)
    -------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 185,144,584
    -------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1999 was $476,088 and the average interest rate was 5.53%. At December 31, 1999, the Portfolio did not have a loan outstanding under this agreement.

6 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1999 there were no outstanding obligations under these financial instruments.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF UTILITIES PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2000

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE UTILITIES FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

UTILITIES PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Judith A. Saryan
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF
UTILITIES PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF
EATON VANCE UTILITIES FUND
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC GLOBAL FUND SERVICES
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110



EATON VANCE UTILITIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109




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    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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159-12/99                                                            UTSRC-12/99